UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): January 10, 2012

ILLUMINA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30361	33-0804655
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5200 Illumina Way, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 202-4500

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

As previously announced, on January 10, 2012, Illumina, Inc. (the “Company”) presented at the J.P. Morgan Healthcare Conference in San Francisco, California. The presentation was webcast on the Company's website, and it will remain available in the Investor Relations section of the Company's website through February 9, 2012. During this presentation, the Company's President and Chief Executive Officer, Jay Flatley, stated the following regarding the Company's preliminary financial results for the fiscal quarter ended January 1, 2012 (excerpted from a transcript of the presentation, which is furnished herewith as Exhibit 99.1):

I wanted to give you a preview of our Q4 results. I wanted to remind you before I do that these are unaudited numbers. We were very pleased with our incoming order rate in the fourth quarter. We had a book-to-bill ratio of 1.2. We grew our sequencing consumable and Infinium orders 60%sequentially. We had record overall micro array orders. From a shipment perspective, we had sequential growth in instruments, sequencing consumables and services. In terms of geographies, APAC and Europe [recovered] nicely and grew over 20% sequentially in shipments. The US I think we would characterize as stable during the fourth quarter. That all resulted in a revenue in the fourth quarter of approximately $250 million. That represents 6% sequential growth over the third quarter and yields annual revenue just over $1 billion, representing 17% growth year over year. From an earnings perspective, we are very pleased with the impact of our cost controls that we implemented after the third quarter. So our current estimate is about $0.34 per share in pro forma EPS, and that represents a 17% year-over-year growth in earnings.
Item 9.01 Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
99.1	Transcript of Illumina, Inc. Presentation at the J.P. Morgan Healthcare Conference, January 10, 2012
This Form 8-K, including the exhibit hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as “filed” under, the Securities Exchange Act of 1934, as amended. The information in this report shall not be incorporated by reference into any filing of Illumina, Inc. with the Securities and Exchange Commission, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Illumina, Inc.

By: /s/ Christian G. Cabou
Christian G. Cabou
Senior Vice President and General Counsel

Date: January 11, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Illumina, Inc. Presentation at the J.P. Morgan Healthcare Conference, January 10, 2012